HOMELAND BANKSHARES CORPORATION






          March 19, 1996



          Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders of Homeland Bankshares Corporation which will be held at the main office of Homeland Bank, N.A. at 100 East Park Avenue, Waterloo, Iowa, on Tuesday, April 16, 1996, at 7:00 p.m. Shareholders of record as of February 23, 1996, will be entitled to vote at the Annual Meeting.

          In addition to the matters scheduled for consideration, your Board of Directors and management are looking forward to meeting with you and reviewing the major developments of 1995.

          Whether you plan to attend or not, please mark, sign, date, and return the proxy card in the accompanying envelope. Your vote is important no matter how many shares you own. If you attend the Annual Meeting and desire to vote in person, you may do so even though you have previously sent in a proxy.



          Sincerely,



          /S/Erl A. Schmiesing
          ----------------------------
          Erl A. Schmiesing
          Chairman, President, and CEO



          229 EAST PARK AVENUE     P.O. BOX 5300     WATERLOO, IOWA  50704-5300





                          HOMELAND BANKSHARES CORPORATION

                                    Waterloo, Iowa

                       NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD APRIL 16, 1996


          TO THE HOLDERS OF THE COMMON STOCK
          OF HOMELAND BANKSHARES CORPORATION:


            Notice is hereby given that the Annual Meeting of Shareholders of Homeland Bankshares Corporation ("Homeland") will be held at the main office of Homeland Bank, N.A. at 100 East Park Avenue, Waterloo, Iowa, on Tuesday, April 16, 1996, at 7:00 p.m., for the following purposes:

              1. To elect two Homeland directors to terms of three years as set forth in the accompanying Proxy Statement.

              2. To transact such other business as may properly come before the meeting or any adjournments thereof.

            The Board of Directors has fixed the close of business on February 23, 1996, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

            TO INSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS OF HOMELAND SOLICITS YOU TO MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED AND IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY WITHDRAW YOUR PROXY TO DO SO.



                                          By Order of the Board of Directors

          Dated:  March 19, 1996
                                          /S/Erl A. Schmiesing
                                          -----------------------------
                                          Erl A. Schmiesing
                                          Chairman, President, and CEO






                           HOMELAND BANKSHARES CORPORATION

                                 229 East Park Avenue
                                    P. O. Box 5300
                              Waterloo, Iowa 50704-5300

                PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 16, 1996


             This Proxy Statement is furnished to the shareholders of Homeland Bankshares Corporation ("Homeland") in connection with the solicitation of proxies by the Board of Directors of Homeland to be used at the Annual Meeting of Shareholders on April 16, 1996, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of the Annual Meeting of Shareholders. The expense incurred in preparing, assembling, and mailing the Proxy Statement and accompanying Notice of meeting and form of proxy will be borne by Homeland. The Proxy Statement and accompanying Notice of meeting, form of proxy, and Homeland's 1995 Annual Report on Form 10-K were mailed to each shareholder at such holder's address of record commencing on or about March 19, 1996.

             Only shareholders of record of the $12.50 par value Common Stock on the books of Homeland at the close of business on February 23, 1996 will be entitled to notice of and to vote at the Annual Meeting. On February 23, 1996, Homeland had 5,740,513 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of the holders of a majority of such outstanding shares entitled to vote at the Annual Meeting shall constitute a quorum. Each shareholder of record of Common Stock of Homeland as of the record date will be entitled to one vote for each share of stock held of record in such shareholder's name. Shareholders do not have cumulative voting rights. There are no appraisal or similar rights of dissenters applicable to any matter to be voted upon at the Annual Meeting.

             All proxies delivered pursuant to this solicitation are revocable at the option of the person executing the proxy at any time before the voting thereof. Proxies in the form enclosed, unless previously revoked, will be voted at the meeting. Where a choice is specified by a shareholder by means provided in the proxy, the proxy will be voted in accordance with such specification. If no direction is given as provided in the proxy, the proxy will be voted FOR the matters presented in this Proxy Statement. Abstentions will be treated as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If shares are held by a broker which has indicated that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.



                                ELECTION OF DIRECTORS

             Homeland's Articles of Incorporation provide that the number of directors shall be not less than four nor more than twenty, the exact number to be determined from time to time by resolution adopted by a majority of the entire Board of Directors, or by
          resolution of  the  shareholders  at  any meeting  thereof.    In
          January 1996, the Board of Directors set the number of directors at seven.
             The Articles of Incorporation also provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. At the Annual Meeting, two Class III directors will be elected to a three-year term expiring in 1999. Both nominees
          are  incumbent  Homeland   directors,  and  none  of   Homeland's
          directors or executive officers are related to each other.
             The nominees for election and the Homeland directors whose terms continue beyond the Annual Meeting are identified in the following table:

                            DIRECTOR   CURRENT POSITION   PRINCIPAL OCCUPATION
          NAME AND AGE       SINCE      WITH HOMELAND    DURING PAST FIVE YEARS
          ------------      --------   ----------------  ----------------------
                         NOMINEES FOR TERMS EXPIRING IN 1999
                                (CLASS III DIRECTORS)

          Erl A. Schmiesing   1990       Chairman,        Chairman of Homeland
                56                      President, CEO     since April 1992;
                                        and Director        President & CEO
                                                              of Homeland
                                                              since 1990

          Douglas K. Shull    1987        Director         Treasurer, Casey's
                53                                        General Stores, Inc.,
                                                            Des Moines, Iowa

                   CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1997
                                 (CLASS I DIRECTORS)

          James E. McKinstry  1986        Director         President, Nelson
                67                                       Manufacturing Company,
                                                           Cedar Rapids, Iowa

          James R. Walker     1984        Director         President, Walker's
                64                                        Shoe Stores, Waterloo,
                                                                    Iowa

          Herbert E. Williams 1982        Director         President and CEO,
                67                                        The POS Corporation,
                                                             Waterloo, Iowa

                   CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1998
                                 (CLASS II DIRECTORS)

          Joy C. Corning      1986       Director         Lieutenant Governor
                63                                         of Iowa since 1991


          Robert S. Kahler    1993   Executive Vice     Executive Vice President
                44                   President, CFO,       and CFO of Homeland
                                      and Director




             The shareholders will be asked to elect each of the nominees for Class III director to a term of three years. In the event that either nominee should become unavailable for election, the proxy will be voted for such substitute, if any, as the Board of Directors may designate, unless the authority to vote for all nominees is withheld. An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for the election of each director.

             Some of the directors of Homeland are also directors of certain subsidiaries of Homeland. Mr. Schmiesing is Chairman and a director of Homeland Bank, N.A. Mr. Kahler is a director of Homeland Savings Bank, FSB and Homeland Bank in Oelwein. Messrs. Walker and Williams are directors of Homeland Bank, N.A. Mr. Shull is a director of Homeland Bank in Indianola and is also a director of Casey's General Stores, Inc.

          BOARD OF DIRECTORS COMPENSATION

             During 1995, Homeland directors who were not employees of Homeland or any of its subsidiaries each received an annual retainer fee of $1,200, as well as a fee of $600 for each regular or special Board meeting attended and $200 for each Board committee meeting attended. Such director fees aggregated $29,000 in 1995. Messrs. Schmiesing and Kahler, both of whom were employees, did not receive any compensation for services rendered as Homeland directors.
             During 1995, the Board of Directors of Homeland held eight regular meetings with all incumbent directors attending 75% or more of the total number of meetings held during their respective terms of service, except Joy C. Corning, who attended 5 of the 8 meetings.

          BOARD OF DIRECTORS COMMITTEES

             The  Homeland  Board  of  Directors  does  not  have  standing nominating or compensation committees. The only standing committee of the Board of Directors of Homeland is the Audit Committee, which during 1995 consisted of Homeland director James
          R. Walker and outside directors from Homeland's subsidiaries. Included among the functions performed by the Audit Committee are the review of the scope and results of audits conducted by Homeland's independent auditors, review of the scope and results of audits performed by Homeland's internal auditors, and review of reports resulting from regulatory examinations of Homeland and its subsidiaries. The Audit Committee annually appoints Homeland's independent auditors subject to approval by the Homeland Board of Directors.
             During 1995, the Audit Committee held four meetings, of which all incumbent members attended 75% or more of the total number of meetings held during their respective terms of service.

          TRANSACTIONS WITH MANAGEMENT

             Homeland and its subsidiaries have had in the past, and may have in the future, banking transactions in the ordinary course of business with their directors, executive officers, and associates of such persons. Loans made by the subsidiaries of Homeland to these persons were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time of origination for comparable transactions with other persons, and, in the opinion of management of Homeland, did not involve more than the normal risk of collectability or present any other unfavorable features.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

             Since Homeland has no compensation committee, determinations regarding compensation of its executive officers are made by the Homeland Board of Directors as a whole. A similar situation exists at each of its subsidiaries. Erl A. Schmiesing, director, Chairman, President, and CEO of Homeland, and Robert S. Kahler, director, Executive Vice President and CFO of Homeland abstain from voting on matters regarding their compensation.
             Mr. Schmiesing is also an executive officer and director of Homeland Bank, N.A. Mr. Kahler is also an executive officer of Homeland Bank, N.A., as well as a director of Homeland Savings Bank, FSB and Homeland Bank in Oelwein. The Board of Directors does not believe that these relationships have provided Mr. Schmiesing or Mr. Kahler with any compensation arrangements or authority which are more favorable than would have otherwise been granted to them by the Board of Directors for the capacities in which they serve.



                                EXECUTIVE COMPENSATION

             The  following  discussion  sets forth  information concerning compensation for executive officers of Homeland. Executive officers for purposes of this Proxy Statement include only the key policy-making officers of Homeland and its subsidiaries. The tables show information for Homeland's chief executive officer and the other executive officers who each received aggregate salary and bonus payments in excess of $100,000 for the year ended December 31, 1995.

          SUMMARY COMPENSATION TABLE
                                                                                LONG TERM
                                                    ANNUAL COMPENSATION        COMPENSATION
                                                 ----------------------------- ------------
               NAME AND                                           OTHER ANNUAL    OPTION      ALL OTHER
          PRINCIPAL POSITION      YEAR           SALARY    BONUS  COMPENSATION    AWARDS    COMPENSATION(1)<F1>
          ------------------      -----          ------    -----  ------------    ------    ---------------
          Erl A. Schmiesing       1995          $193,000  $20,000   $  ---           ---        $11,256
           Chairman, President    1994           175,175   21,000      ---         3,000         11,711
           & CEO of Homeland      1993           165,000   18,000      ---           ---         21,975

          Robert S. Kahler        1995          $144,000  $17,000   $  ---           ---        $ 8,256
           Executive Vice         1994           125,175   17,500      ---         3,000         11,556
           President & CFO        1993           105,000   12,000      ---           ---         14,129
           of Homeland

          Josef M. Vich           1995          $125,000  $16,500   $  ---           ---        $10,618
           President and CEO      1994            92,175   13,000      ---         2,000          8,607
           of Homeland Bank,      1993            70,000    7,000      ---           ---          9,158
           N.A.

          Gregory L. O'Hara       1995          $162,000  $12,960   $  ---           ---        $11,256
           President and CEO of   1994(2)<F2>    162,000    8,400      ---           ---          6,164
           Homeland Savings
           Bank, FSB

          (1)<F1> Homeland  has  a  qualified  profit  sharing  plan  covering  all eligible employees of  Homeland and its  subsidiaries who have reached age  21 and have  completed  at  least one  year  of service.
          Upon  reaching normal retirement  age of  65, a  participant may receive  benefits in  either a lump-sum  distribution  or  in the form of  periodic  payments over  the estimated  life  expectancy  of  the participant and the  participant's beneficiary.  Vesting occurs over a seven-year period  of service.  Annual employer  contributions to the profit  sharing plan are  determined by the Board of Directors of
          Homeland.   During 1995, a 401(k) feature  was added to the plan
          whereby  Homeland matches 50% of a  participant's contribution up  to 4%  of  the  participant's annual  compensation  for  a 2%
          maximum matching employer  contribution.  Amounts shown  represent employer profit sharing contributions and/or 401(k) matching contri-
          butions.
          (2)<F2> Mr. O'Hara's employment commenced  on June 1, 1994 when  Homeland
          acquired Homeland  Savings Bank as a  wholly-owned subsidiary.   In
          connection with the  acquisition, Mr. O'Hara entered  into a contract with Homeland under which  he agreed to  remain employed by  Homeland and to  not compete with Homeland  or any of its subsidiaries for  a
          two-year period ending June 1, 1996.   The  prorated  salary actually
          paid  for the  seven  months ended December 31, 1994 was only $94,500.

          AGGREGATED OPTION EXERCISES IN 1995  AND DECEMBER 31, 1995 OPTION VALUES
                                                                                   VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED      IN-THE-MONEY
                                                                   OPTIONS AT            OPTIONS AT
                                                                DECEMBER 31, 1995     DECEMBER 31, 1995
                            SHARES ACQUIRED                       EXERCISABLE/          EXERCISABLE/
            NAME              ON EXERCISE    VALUE REALIZED      UNEXERCISABLE         UNEXERCISABLE
          ----------------- ---------------  --------------  --------------------- --------------------
          Erl A. Schmiesing      ---             $---             ---/3,000             $---/19,500
          Robert S. Kahler       ---              ---             ---/3,000              ---/19,500
          Josef M. Vich          ---              ---             ---/2,000              ---/13,000
          Gregory L. O'Hara      ---              ---             ---/---                ---/---


          PENSION PLAN

             Homeland has a qualified noncontributory defined benefit pension plan which covers all eligible employees of Homeland and its subsidiaries. In general, full-time employees who have reached age 20-1/2 and have completed at least 6 months' service are participants in the pension plan.
             The pension plan's normal retirement benefit is 1% of a participant's average compensation multiplied by the number of years of service from the later of January 1, 1976 or a participant's date of hire to the normal retirement date of age 65, not to exceed 25 years' total service. Average compensation is the final average annual base salary and bonus for the highest consecutive five plan years in the last ten years of service prior to the normal retirement date. The normal benefit is in the form of a monthly income over the life of the participant. A participant may elect early retirement with full vesting at any time after age 55. Plan benefits are not reduced by social security benefits or other offset amounts. There is no vesting of plan benefits until a participant has completed five years of service at which time the plan benefits become 100% vested.
             Each eligible employee's retirement benefit under the pension plan is restricted by an Internal Revenue Code ("IRC") compensation limitation of $150,000. The following table shows estimated annual pension plan retirement benefits available to employees at the normal retirement age of 65 subject to the IRC compensation limitation at December 31, 1995:


           AVERAGE COMPENSATION                  YEARS OF SERVICE
          FOR HIGHEST CONSECUTIVE ----------------------------------------------
               5 PLAN YEARS       10 YEARS  15 YEARS 20 YEARS  25 YEARS 30 YEARS
          ----------------------- --------  -------- --------  -------- --------
           $125,000               $12,500   $18,750  $25,000   $31,250  $31,250
            150,000                15,000    22,500   30,000    37,500   37,500
            175,000                15,000    22,500   30,000    37,500   37,500
            200,000                15,000    22,500   30,000    37,500   37,500
            225,000                15,000    22,500   30,000    37,500   37,500
            250,000                15,000    22,500   30,000    37,500   37,500


          SUPPLEMENTAL RETIREMENT INCOME PLAN

             To compensate for the $150,000 IRC defined benefit pension plan compensation limitation, Homeland adopted a nonqualified Supplemental Retirement Income Plan in 1995. The four executive officers named in the Summary Compensation Table participate in the supplemental plan. The plan provides for payment of annual supplemental retirement benefits equal to 50% of the executive officer's highest annual salary and bonus compensation during the five years prior to normal retirement age of 65, reduced by benefits available to the executive officer under Homeland's defined benefit pension plan. The executive officer must have a minimum of 10 years of service to receive any retirement benefits and 20 years of service by age 65 to receive the maximum annual benefits.
             The annual benefits are payable to the executive officer for 15 years following retirement, or to the surviving spouse or other designated beneficiary in the event of death during the 15-year period following retirement. If death occurs during the executive officer's active employment, a continuation benefit of 50% of base salary at the time of death will be paid for one year, then a survivor's benefit of 25% of the highest annual salary and bonus during the five years prior to death will be paid to the surviving spouse or other designated beneficiary for a period of 14 years. In the event of early retirement (after age 55 but prior to age 65), benefits will be reduced at the rate of 1% per year for each year prior to age 65 that retirement occurs and 1% for each year of service or credited service less than 20 years accumulated by the executive officer. For example, if retirement occurs at age 60 with 15 years of service, benefits are reduced by 5% for the early retirement due to age, and another 5% for service less than 20 years making a total targeted benefit of 40%.
             In the event Homeland were to be acquired, an executive officer under the plan with at least five years of service whose employment is terminated would be immediately vested with a benefit payment equal to 15% of annual compensation at the time of such event payable for 15 years. This provision will not affect any payments provided under any other contract or agreement between Homeland and the executive officer. Notwithstanding the above, should the executive officer have a greater benefit under the plan by electing either early or normal retirement, the executive officer shall receive the greater of the vested benefit or the supplemental retirement income benefit.

             Homeland has purchased life insurance on the executive officers sufficient in amount to actuarially finance all future liabilities under the plan. Homeland is the owner and the beneficiary of the life insurance. The plan has been designed so that if the assumptions made as to mortality, experience, policy dividends, and other factors are realized, Homeland will fully recover the cost of all insurance premium payments made over the life of the plan.

          The following table shows the estimated annual benefits payable at the normal retirement age of 65 under the Supplemental Retirement Income Plan at December 31, 1995:


            HIGHEST ANNUAL
            COMPENSATION                       YEARS OF SERVICE
            DURING 5 YEARS     ------------------------------------------------
          PRIOR TO RETIREMENT  10 YEARS  15 YEARS  20 YEARS  25 YEARS  30 YEARS
          -------------------  --------  --------  --------  --------  --------
            $125,000           $37,500   $37,500   $37,500   $31,250   $31,250
             150,000            45,000    45,000    45,000    37,500    37,500
             175,000            55,000    56,250    57,500    50,000    50,000
             200,000            65,000    67,500    70,000    62,500    62,500
             225,000            75,000    78,750    82,500    75,000    75,000
             250,000            85,000    90,000    95,000    87,500    87,500


          1995 COMPENSATION COVERED BY RETIREMENT PLANS

                                         <F2>
                              <F1>   SUPPLEMENTAL                     NORMAL
                            PENSION   RETIREMENT    CREDITED YEARS  RETIREMENT
                NAME        PLAN(1)  INCOME PLAN(2)   OF SERVICE       DATE
          ----------------- -------  -------------- --------------  ----------
          Erl A. Schmiesing $150,000    $213,000     20 years     April 1, 2005
          Robert S. Kahler   150,000     161,000     12 years     April 1, 2017
          Josef M. Vich      141,500     141,500      6 years    October 1, 2012
          Gregory L. O'Hara  150,000     174,960      1 year      March 1, 2019


          (1)<F1> Amounts  represent  the  eligible  salary  and bonus   shown
          in the  Summary  Compensation Table,  subject   to  an  IRC limitation
          of $150,000.
          (2)<F2> Amounts  represent  the  eligible  salary  and bonus   shown
          in  the  Summary  Compensation Table.

          CHANGE OF CONTROL AGREEMENTS

             At December 31, 1995, Homeland had change of control agreements with eleven key officers of the company, including Messrs. Schmiesing, Kahler, and Vich, to provide certain benefits to those officers in the event of termination of their employment within two years following a change of control of the company. These agreements provide for a lump-sum payment in the amount of
          2.5 times the officer's includible compensation as defined within the agreement in the case of Messrs. Schmiesing and Kahler, and
          1.5 times the officer's includible compensation in the case of the other nine officers. Includible compensation is the average of the annual compensation computed in the manner as shown in the Summary Compensation Table for the five years immediately preceding the date of change of control. The lump-sum payment would be made within thirty days after the effective date of the officer's termination.

                           REPORT ON EXECUTIVE COMPENSATION

             Compensation for executive officers of Homeland is based on performance appraisals, each officer's position, and total dollars allocated in the budget for compensation, and is determined through a process which begins with formal written performance appraisals and documented oral interviews prepared and conducted by Erl A. Schmiesing, Chairman, President, and CEO of Homeland. Mr. Schmiesing then prepares recommendations for compensation of the executive officers (including himself) for proposal to and discussion by the Board of Directors as a whole.

             In reviewing the proposals and determining the compensation to be paid to the executive officers in 1995, the Board of Directors employed compensation policies designed to align the compensation with Homeland's overall business strategy, values, and management initiatives. These policies are intended to motivate key executives to achieve strategic business initiatives and reward them for long-term achievement of goals aimed at enhancing shareholder value, to attract and retain talented executives whose abilities are critical to the long-term success and competitiveness of the company, and to align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Homeland Common Stock. In administering the compensation policies of Homeland, the Board of Directors also compares the company's performance with performance levels of other comparable financial institutions.

             Homeland utilizes a study prepared exclusively for Homeland by the consulting firm of William M. Mercer Incorporated to assist in the design of its executive compensation program. The key components of Homeland's executive compensation program are salary, cash bonuses, corporate profit sharing, and incentive stock options. An executive officer's salary is based on factors such as the individual officer's level of responsibility and comparisons to similar positions in financial institutions within Homeland's market area. Cash bonus awards are based on individual performance and profit sharing contributions are based on the achievement of the financial performance goals of the company, as established in annual budgets and in the long-term strategic planning process. The goals are measured primarily in terms of earnings per share, asset quality, return on assets, and return on stockholders' equity. Incentive stock options are intended to increase the motivation for an interest in the company's long-term success, as measured by Homeland's per share market price and book value.

             The Board of Directors based the 1995 compensation of the chief executive officer, Erl A. Schmiesing, on the policies and factors described above, taking into consideration the William M. Mercer Incorporated study as well as comparisons with the salaries of chief executive officers of comparable financial institutions. The cash bonus and profit sharing contribution awarded to Mr. Schmiesing for 1995 were in recognition of his individual performance and the progress of the company in achieving its financial goals during the year, as determined by the Board of Directors.

              THE BOARD OF DIRECTORS OF HOMELAND BANKSHARES CORPORATION

             Joy C. Corning        James E. McKinstry    Douglas K. Shull
             Herbert E. Williams   Robert S. Kahler      Erl A. Schmiesing
             James R. Walker



                                FINANCIAL PERFORMANCE

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                 HOMELAND, NASDAQ MARKET INDEX, AND INDUSTRY INDEX(1)<F1>


                             1990    1991     1992     1993     1994     1995
                             ----    ----     -----    ----     -----    ----
           Homeland          $100    $107     $148     $170     $166     $221
           Nasdaq            $100    $128     $130     $156     $163     $212
           Industry Index    $100    $171     $216     $241     $246     $365


          (1)<F1> Cumulative total return assumes $100 was invested on December 31, 1990 and dividends were reinvested. The industry index shown is
          the  Media General Financial  Services'   West North  Central bank
          index.

                         MANAGEMENT OWNERSHIP OF COMMON STOCK

             The following table shows the number of shares of Homeland Common Stock beneficially owned by each Homeland director, by each executive officer listed in the Summary Compensation Table, and by all directors and executive officers as a group as of January 31, 1996.

                                                               OF SUCH BENEFICIAL OWNERSHIP,
                                                                   SHARES TO WHICH THE
                                 BENEFICIAL OWNERSHIP             BENEFICIAL OWNER HAS:
                               -------------------------       -----------------------------
                                  SHARES                       SOLE VOTING    SHARED VOTING
                               BENEFICIALLY     PERCENT       AND INVESTMENT  AND INVESTMENT
              NAME                OWNED(1)<F1>  OF CLASS          POWER           POWER
          ------------------   ------------     --------      --------------  --------------
          Joy C. Corning          50,328           .88            50,000            328
          Robert S. Kahler         3,000           .05             3,000            ---
          James E. McKinstry      92,020          1.60            92,020            ---
          Gregory L. O'Hara        2,000           .03             2,000            ---
          Erl A. Schmiesing       29,000           .51            20,704          8,296
          Douglas K. Shull         1,084           .02             1,084            ---
          Josef M. Vich            3,541           .06             2,550            991
          James R. Walker          6,060           .11             4,276          1,784
          Herbert E. Williams     10,020           .17             8,744          1,276
          All directors and
          executive officers
          as a group
          (16 persons)           232,323          4.05           193,216         39,107

          (1)<F1> For purposes of this Proxy Statement, beneficial ownership is deemed to include shares owned (a) personally by the director or executive officer, (b) by the spouse or minor children of the director or executive officer or any relative having the same home as the director or executive officer, and (c) by any trust in which the director or executive officer has or shares voting power or investment power over the shares.

             Based on information furnished to Homeland as of January 31, 1996, all directors and executive officers complied with beneficial ownership reporting requirements of Section 16 (a) of the Securities Exchange Act of 1934 for 1995, except executive officer Everett P. Brown, who filed one late report for one common stock purchase transaction.


                           PRINCIPAL HOLDER OF COMMON STOCK

             No individual shareholder known to management owns beneficially in excess of 5% of Homeland's Common Stock. As of December 31, 1995, the Trust Division of Homeland Bank, N.A., 229 East Park Avenue, Waterloo, Iowa 50704-5300, was the owner, in a fiduciary capacity, of 585,278 shares (10.20%) of Homeland Common Stock and had sole voting control and shared voting control over 224,827 (3.92%) and 360,451 (6.28%) of such shares, respectively.



                                 INDEPENDENT AUDITORS

             The Board of Directors of Homeland has again selected Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements and related disclosures of Homeland for the year 1996 and to render their independent auditors' report thereon. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.




                                SHAREHOLDER PROPOSALS

             Any shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders must be received by Homeland no later than November 16, 1996 for inclusion in the 1997 Proxy Statement and form of proxy. Shareholder proposals should be sent to: Chairman, Homeland Bankshares Corporation, P.O. Box 5300, Waterloo, Iowa 50704-5300.


                                    OTHER MATTERS

             The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other business properly comes before the Annual Meeting, or any adjournments thereof, proxies will be voted upon any such matter in accordance with the discretion of the persons named thereon.




                                     By  Order  of  the   Board  of Directors


                                     /S/Erl A. Schmiesing
                                     ----------------------------
                                     Erl A. Schmiesing
                                     Chairman, President, and CEO




                                  [Form of Proxy]

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           HOMELAND BANKSHARES CORPORATION
            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 16, 1996


             The undersigned hereby constitutes and appoints Elcina M. Buck and David R. Mason, or either of them, the proxies and attorneys for the undersigned, each with full power of substitution, for and in the name, place, and stead of the undersigned to attend
          the  Annual  Meeting  of  Shareholders  of   Homeland  Bankshares
          Corporation to be held at the main office of Homeland Bank, N.A. at 100 East Park Avenue, Waterloo, Iowa, on Tuesday, April 16, 1996 at 7:00 p.m., and any adjournments thereof, and to vote as directed below all shares of Common Stock held of record by the undersigned on February 23, 1996, with all powers the undersigned would possess if personally present at such meeting.

             1. Election of Class III Directors  whose terms expire in 1999
                (mark only one box):
                TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                // FOR all Class III nominees listed below (except as marked to the contrary below)


                //  WITHHOLD AUTHORITY on all Class III nominees listed below

                            Erl A. Schmiesing     Douglas K. Shull

             2. In  their  discretion,  upon  such  other  matters  as  may properly come before the meeting or any adjournments thereof.


             THIS PROXY WHEN PROPERLY EXECUTED WILL  BE VOTED IN THE  MANNER
          DIRECTED  HEREIN BY THE SHAREHOLDER.   IF NO  DIRECTION IS GIVEN,
          THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

             Shareholders who are present at the meeting may withdraw their proxies and vote in person if they so desire.

                                                (Continued on reverse side)


          [side one]

          -----------------------------------------------------------------
          (Continued from reverse side)

               PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                             USING THE ENCLOSED ENVELOPE

          (Please sign exactly as your name appears on this proxy. When signing in a representative capacity such as guardian, attorney, trustee, or executor, please indicate your full title as such. Proxies by a corporation should be signed in its name by an authorized officer. Proxies by a partnership should be signed in its name by an authorized person. If more than one name appears, all persons so designated should sign.)

             The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement dated March 19, 1996.


                                             Dated ___________________, 1996


                                             Signature_________________________



                                             Signature_________________________



          [side two]